GOODWILL	12 Months Ended
Jun. 30, 2019
GOODWILL
GOODWILL

NOTE 10 -    GOODWILL

The changes in the carrying amount of goodwill are as follows:

	Operating segment
	Mechanical
	and electrical	Industrial
	solutions	automation	Total

Balance as of July 1, 2018	$47,752	$607	$48,359
Goodwill impairment charge	(11,623)	—	(11,623)
Translation adjustment	339	(21)	318

Balance as of June 30, 2019	$36,468	586	$37,054

Concord Group, as a component of the M&E operating segment, is considered to be a reporting unit for goodwill impairment purposes as Concord Group constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of Concord Group. The amount of goodwill allocated to Concord Group was $24,817 and $25,028 as of June 30, 2018 and 2019, respectively, before any impairment charges. The Company engaged an independent third-party appraiser to assist in the goodwill impairment test. For the year ended June 30, 2018, the Company’s step one impairment test indicated that the carrying amount of Concord Group does not exceed its fair value and no impairment of goodwill was noted. Based on the testing results, the amount of goodwill allocated to Concord Group after impairment was $11,592 as of June 30, 2018. For the year ended June 30, 2019, the Company concluded that the carrying amount of Concord Group exceeded its fair value and recorded a goodwill impairment charge of $11,623 as a result of lower profitability levels of Concord Group resulting from increased competition and changes in market demand.

Estimating the fair value of Concord Group requires the Company to make assumptions and estimates regarding its future plans, market share, industry and economic conditions of the various geographical areas in which it operates which includes Singapore, Malaysia and the Middle East. In applying the discounted cash flow approach, key assumptions include the amount and timing of future expected cash flows, terminal value growth rates and appropriate discount rates. The Company estimates future expected cash flows for each geographical area in which it operates and calculates the net present value of those estimated cash flows using risk adjusted discount rates ranging from 11.0% to 13.7% (2018: 12.7% to 16.0%) and a terminal value growth rate of 2% (2018: 2%). If the discount rates adopted in 2019 increased or decreased by 1%, the fair value of Concord Group would decrease or increase by $1,658 and $2,056, respectively. If the terminal value growth rates adopted in 2019 increased or decreased by 1%, the fair value of Concord Group would increase or decrease by $663 and $552 respectively.

The Company also performed qualitative assessments with respect to Bond Group and Hollysys Industrial Software, to determine if it is more likely than not that the fair values of Bond Group and Hollysys Industrial Software are less than their carrying amounts. By identifying the most relevant drivers of fair value and significant events, and weighing the identified factors, the Company concluded that it was not more-likely-than-not that the fair value of these reporting units would be less than their carrying amounts as of June 30, 2018 and 2019. Therefore, no further impairment testing for Bond Group and Hollysys Industrial Software was required.